Borrowings	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Borrowings

17       Borrowings

	2024 £’000	2023 £’000	2022 £’000
Current
Promissory note	430	–	–
Lease liabilities	179	169	161
Total	609	169	161
Non-current
Lease liabilities	118	295	463
Total	118	295	463

Book values approximate to fair value at 31 December 2024, 2023 and 2022.

Promissory note

In December 2024 the Company issued a Promissory Note to C/M Capital Master Fund, LP in the aggregate principal amount of $600,000 at a 10% original issue discount. The Note is an unsecured obligation of the Company and bears interest at an annual rate of 5%, which may be increased under certain circumstances, and has a maturity date of one year from the Issuance Date. The Note includes a monthly repayment schedule, with the entire principal amount of the Note, plus accrued and unpaid interest, due and payable by the Company on the date that is twelve months from the Issuance Date. The Note may be prepaid prior to the Maturity Date without penalty. Additionally, prior to the Maturity Date and while the Note remains outstanding, upon the occurrence of each and every bona fide transaction or series of transactions conducted by the Company wherein the principal purpose of the Company is to raise capital, pursuant to which the Company issues and sells securities for an amount of gross proceeds equal to or greater than $500,000, the Company shall be obligated to utilize 25% of the gross proceeds from such Financing Event to prepay the Note, which repayment shall be due concurrently or immediately following the closing of such Financing Event.

The Company received $540,000 pursuant to the Promissory Note on 24 December 2024.